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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	45419
(Address of principal executive offices)	(Zip code)

Carol Highsmith, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Annual Report November 30, 2017 Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS	December 29, 2017

Dear Fellow Shareholder,

We are writing to report on the performance results of the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the fiscal year ended November 30, 2017. This has been a great year for investors across a wide variety of investments. Financial markets in the U.S. and most foreign countries have done well this year because most economies around the world are now growing simultaneously, which has not happened in the past ten years. Some investors were worried about China’s growth, but if all of their customers are experiencing healthy economies, this helps lift China’s economy as well. After the U.S. elections in November, no one we know of forecasted such strong market results. It seems that the new Administration’s focus on relieving regulatory burdens, along with the anticipated U.S. corporate tax cuts, have helped economic growth and caused investors to bid up share prices in expectation of improved earnings. In late December the tax cuts were approved and signed into law along a strict party line vote. The pressure is now on the Republicans to deliver the economic benefits promised with the tax law changes.

Analysts and accountants are busy trying to identify winners and losers from the tax law changes and to quantify benefits company by company. By and large, small and mid-cap companies have historically done less complex tax planning than the giant multinational companies and as a result, the companies we focus on in the Fund should enjoy relatively strong benefits from these changes.

For the year ended November 30, 2017, our Fund produced a total return of 26.17% as compared to the Benchmark, the Russell MidCap® Growth Index (the “Benchmark”), which returned 25.03%. We are delighted with both the absolute and relative performance. As you know, the Fund selects investments with the intent to carefully control risk and as a result we would typically not beat our Benchmark in a strong up year. All of us here at L. Roy Papp & Associates are proud of our Research Department’s fine showing this year.

The Fund’s net asset value on November 30, 2017 was $22.37 per share, up from $17.73 per share on November 30, 2016. During our fiscal year that ran from December 1, 2016 through November 30, 2017, there were no dividends declared or distributed so the net asset value per share tracks exactly with the performance cited above.

Subsequent to our fiscal year end of November 30, 2017, the Fund declared and paid a dividend of $1.7306 per share on December 29, 2017. The entire dividend was a long-term capital gain distribution, which was driven largely by three holdings in the Fund that were bought out during the fiscal year. These included C.R. Bard, Inc., PAREXEL International Corporation, and Linear Technology Corporation. As we have told you in the past, if we are doing our job well in locating investments at reasonable prices, in many cases if the stock price does not rise sufficiently in reaction to fundamental developments at the company, they can become a take-over candidate where a buyer of the entire company may find more value in the investment than the market price.

The Fund remains well diversified, holding 31 companies as of November 30, 2017. The Fund is normally fully invested and as of November 30, 2017 had 95.3% of its holdings invested in stocks, with the balance in the money market fund. The Fund is currently underweight relative to its Benchmark in the consumer discretionary and real estate sectors. The Fund is overweight in health care, industrials and consumer staples, which we continue to feel offer attractive relative valuations.

Turning to individual companies in the portfolio, performance was helped once again by Mettler-Toledo International, Inc., which is enjoying a rebound in Chinese demand and an improved overall global economy. Operating efficiency continues to drive margin expansion. Global industrials such as IDEX Corporation and AMETEK, Inc. delivered better than expected earnings and sales growth, which is due to improving economic conditions and past restructuring actions that improved margin profiles. C.R. Bard was up 60% during the year as they agreed to be acquired by Becton, Dickinson and Company.

Performance was held back by O’Reilly Automotive, Inc., which declined during the year after two consecutive mild winters which caused lower demand for replacement parts. The stock was also under pressure in the marketplace from concerns that Amazon would invade their market. Happily, the stock rebounded 36% from mid-summer lows. This has been a great long-term holding for the Fund and we continue to be enthusiastic about their long-term prospects. Tractor Supply Company, a retailer, experienced multiple setbacks in earnings growth that resulted in our exiting the holding. TreeHouse Foods, Inc. experienced operational difficulties in digesting a large acquisition and we decided to exit this position as well.

As we look to the future, most asset values across the board seem high based on historic standards. We expect U.S. economic growth to pick up somewhat during 2018 and we look for a simultaneous pickup in growth across most economies worldwide. This coupled with the U.S. corporate tax cuts bodes well for corporate earnings growth among U.S. companies. Much of this good news appears to already be priced into current valuations. The U.S. unemployment rate is likely to dip to the mid 3% range during 2018 and we expect increased inflationary pressures on wages, as well as more general pay raises coming from corporate America if the productivity improvements that we expect materialize. This in turn will likely cause the Federal Reserve to raise short-term rates at least three times in 2018. The pickup in inflation and higher interest rates are likely to impact stocks in several market sectors. We are carefully monitoring this potential impact on the holdings of the Fund.

Given the conditions described above we continue to believe the Fund’s emphasis on high quality growth stocks positions it well for multiple scenarios in 2018. If global growth accelerates and drives markets even higher, we hope to participate similar to 2017 due to our emphasis on fundamentals. Should markets experience a pickup in volatility due to high valuations, rate hikes, inflationary concerns or something unexpected, our focus on quality should protect on the downside. At this point, we would be happy with mid to high single digit returns for the Fund in 2018.

All of us would be happy to answer any questions that you may have about the Fund. We invite you to call any of us at 1-800-421-0131. We wish you a happy, healthy and prosperous 2018.

Warmest regards,

Rosellen C. Papp, CFA	Harry Papp, CFA
Portfolio Manager	President
December 29, 2017	December 29, 2017

Brian Riordan, CFA
Assistant Portfolio Manager
December 29, 2017

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PERFORMANCE INFORMATION
November 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
the Papp Small & Mid-Cap Growth Fund versus
the Russell Midcap® Growth Index

Average Annual Total Returns (for periods ended November 30, 2017)
	One Year	Five Years	Since Inception(b)
Papp Small & Mid-Cap Growth Fund(a)	26.17%	12.11%	11.83%
Russell Midcap® Growth Index	25.03%	15.59%	14.15%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was March 8, 2010.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
November 30, 2017 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Mettler-Toledo International, Inc.	6.3%
IDEX Corporation	6.2%
Expeditors International of Washington, Inc.	4.8%
AMETEK, Inc.	4.7%
Ecolab, Inc.	4.4%
T. Rowe Price Group, Inc.	4.4%
PRA Health Sciences, Inc.	4.3%
ANSYS, Inc.	4.3%
Pegasystems, Inc.	3.8%
Trimble, Inc.	3.5%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2017

COMMON STOCKS — 92.5%	Shares	Value
Consumer Discretionary — 3.4%
Specialty Retail — 3.4%
O'Reilly Automotive, Inc. *	4,400	$1,039,324

Consumer Staples — 7.0%
Food Products — 2.9%
McCormick & Company, Inc.	8,700	888,966

Household Products — 4.1%
Church & Dwight Company, Inc.	17,000	800,530
Clorox Company (The)	3,500	487,515
		1,288,045
Energy — 2.5%
Oil, Gas & Consumable Fuels — 2.5%
Pioneer Natural Resources Company	4,950	772,398

Financials — 7.5%
Capital Markets — 7.5%
SEI Investments Company	13,400	942,824
T. Rowe Price Group, Inc.	13,200	1,358,544
		2,301,368
Health Care — 17.3%
Health Care Equipment & Supplies — 6.7%
C.R. Bard, Inc.	2,063	693,044
ResMed, Inc.	5,300	452,620
Varex Imaging Corporation *	2,920	108,245
Varian Medical Systems, Inc. *	7,300	815,775
		2,069,684
Life Sciences Tools & Services — 10.6%
Mettler-Toledo International, Inc. *	3,100	1,950,551
PRA Health Sciences, Inc. *	16,200	1,334,394
		3,284,945
Industrials — 18.8%
Air Freight & Logistics — 4.8%
Expeditors International of Washington, Inc.	23,000	1,489,940

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.5% (Continued)	Shares	Value
Industrials — 18.8% (Continued)
Electrical Equipment — 4.7%
AMETEK, Inc.	20,100	$1,461,069

Machinery — 9.3%
IDEX Corporation	14,200	1,925,094
Westinghouse Air Brake Technologies Corporation	12,200	938,180
		2,863,274
Information Technology — 28.0%
Electronic Equipment, Instruments & Components — 3.5%
Trimble, Inc. *	25,500	1,070,745

Internet Software & Services — 3.3%
CoStar Group, Inc. *	2,900	884,413
Criteo S.A. - ADR *	4,600	153,410
		1,037,823
IT Services — 2.4%
Vantiv, Inc. - Class A *	9,800	735,000

Semiconductors & Semiconductor Equipment — 7.4%
Analog Devices, Inc.	11,200	964,432
NXP Semiconductors N.V. *	6,000	680,340
Silicon Laboratories, Inc. *	7,100	646,810
		2,291,582
Software — 11.4%
ANSYS, Inc. *	8,900	1,318,891
FactSet Research Systems, Inc.	5,100	1,019,388
Pegasystems, Inc.	23,400	1,180,530
		3,518,809
Materials — 8.0%
Chemicals — 8.0%
Ecolab, Inc.	10,000	1,359,200
Scotts Miracle-Gro Company (The)	7,600	751,640
Valvoline, Inc.	14,500	357,570
		2,468,410

Total Common Stocks (Cost $15,307,525)		$28,581,382

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 3.2%	Shares	Value
SPDR® S&P® Biotech ETF (Cost $700,907)	11,800	$981,642

MONEY MARKET FUNDS — 4.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.97% (a) (Cost $1,471,759)	1,471,759	$1,471,759

Total Investments at Value — 100.5% (Cost $17,480,191)		$31,034,783

Liabilities in Excess of Other Assets — (0.5%)		(152,135)

Net Assets — 100.0%		$30,882,648

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of November 30, 2017.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2017
ASSETS
Investments in securities:
At acquisition cost	$17,480,191
At value (Note 2)	$31,034,783
Receivable for investment securities sold	348,566
Dividends receivable	28,448
Other assets	11,225
TOTAL ASSETS	31,423,022

LIABILITIES
Payable for capital shares redeemed	33,000
Payable for investment securities purchased	477,960
Payable to Adviser (Note 4)	16,209
Payable to administrator (Note 4)	6,480
Other accrued expenses	6,725
TOTAL LIABILITIES	540,374

NET ASSETS	$30,882,648

NET ASSETS CONSIST OF:
Paid-in capital	$15,068,619
Accumulated net investment loss	(120,663)
Undistributed net realized gains from investment transactions	2,380,100
Net unrealized appreciation on investments	13,554,592
NET ASSETS	$30,882,648

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,380,355

Net asset value, offering price and redemption price per share (Note 2)	$22.37

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended November 30, 2017
INVESTMENT INCOME
Dividend income	$218,327

EXPENSES
Investment advisory fees (Note 4)	278,546
Professional fees	55,089
Fund accounting fees (Note 4)	32,791
Registration and filing fees	29,703
Administration fees (Note 4)	27,877
Transfer agent fees (Note 4)	15,000
Insurance expense	11,075
Custody and bank service fees	9,789
Trustees' fees (Note 4)	6,800
Postage and supplies	5,171
Printing of shareholder reports	4,655
Other expenses	6,417
TOTAL EXPENSES	482,913
Less fee reductions by the Adviser (Note 4)	(134,731)
NET EXPENSES	348,182

NET INVESTMENT LOSS	(129,855)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	2,384,377
Net change in unrealized appreciation (depreciation) on investments	4,222,443
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	6,606,820

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,476,965

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2017	Year Ended November 30, 2016
FROM OPERATIONS
Net investment loss	$(129,855)	$(47,046)
Net realized gains (losses) from investment transactions	2,384,377	(4,277)
Net change in unrealized appreciation (depreciation) on investments	4,222,443	105,611
Net increase in net assets from operations	6,476,965	54,288

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from investment transactions	—	(618,784)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	793,200	1,168,264
Net asset value of shares issued in reinvestment of distributions to shareholders	—	613,731
Payments for shares redeemed	(1,454,918)	(2,797,922)
Net decrease in net assets from capital share transactions	(661,718)	(1,015,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,815,247	(1,580,423)

NET ASSETS
Beginning of year	25,067,401	26,647,824
End of year	$30,882,648	$25,067,401

ACCUMULATED NET INVESTMENT LOSS	$(120,663)	$(43,639)

CAPITAL SHARE ACTIVITY
Shares sold	40,414	67,332
Shares reinvested	—	36,251
Shares redeemed	(73,988)	(158,736)
Net decrease in shares outstanding	(33,574)	(55,153)
Shares outstanding at beginning of year	1,413,929	1,469,082
Shares outstanding at end of year	1,380,355	1,413,929

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013
Net asset value at beginning of year	$17.73	$18.14	$17.92	$16.48	$13.40

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.04)	(0.05)	(0.07)	(0.06)
Net realized and unrealized gains on investments	4.73	0.05	0.82	1.58	3.14
Total from investment operations	4.64	0.01	0.77	1.51	3.08

Less distributions:
From net realized gains from investment transactions	—	(0.42)	(0.55)	(0.07)	—

Net asset value at end of year	$22.37	$17.73	$18.14	$17.92	$16.48

Total return (a)	26.17%	0.14%	4.41%	9.17%	22.99%

Net assets at end of year (000's)	$30,883	$25,067	$26,648	$25,342	$22,764

Ratios/supplementary data:
Ratio of total expenses to average net assets (b)	1.73%	1.73%	1.70%	1.79%	1.86%

Ratio of net expenses to average net assets (b)(c)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets (c)(d)	(0.47%)	(0.19%)	(0.29%)	(0.42%)	(0.39%)

Portfolio turnover rate	19%	14%	18%	14%	10%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(b)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(c)	Ratio was determined after advisory fee reductions (Note 4).
(d)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009. The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, including common stocks and ETFs, listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted bid price. To the extent the Fund is invested in other open-end investment companies, including money market funds, that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s net asset value per share (“NAV”) is calculated based upon the NAVs reported by such registered open-end companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors for determining when portfolio investments are subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,581,382	$—	$—	$28,581,382
Exchange-Traded Funds	981,642	—	—	981,642
Money Market Funds	1,471,759	—	—	1,471,759
Total	$31,034,783	$—	$—	$31,034,783

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of November 30, 2017, the Fund did not have any transfers into or out of any Level. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2017. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are paid to shareholders at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the year ended November 30, 2016, the tax character of all distributions paid to shareholders was long-term capital gains. There were no distributions paid to shareholders during the year ended November 30, 2017. On December 29, 2017, a long-term capital gain distribution of $1.7306 per share was paid to shareholders of record on December 28, 2017.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2017:

Tax cost of portfolio investments	$17,480,194
Gross unrealized appreciation	$13,730,759
Gross unrealized depreciation	(176,170)
Net unrealized appreciation	13,554,589
Undistributed long-term capital gains	2,380,103
Accumulated capital and other losses	(120,663)
Accumulated earnings	$15,814,029

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Qualified late year ordinary losses incurred after December 31, 2016 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended November 30, 2017, the Fund deferred $120,663 of late year ordinary losses to December 1, 2017 for federal income tax purposes.

During the year ended November 30, 2017, the Fund utilized $4,277 of short-term capital loss carryforwards to offset net realized capital gains.

For the year ended November 30, 2017, the Fund reclassified $52,831 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2014 through November 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended November 30, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $5,196,955 and $6,916,284, respectively.

4. Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter. These Trustees and officers are not compensated by the Fund for their services as Trustees and officers of the Fund.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement (“ELA”) remains in effect until at least April 1, 2018. Accordingly, the Adviser reduced its advisory fees by $134,731 during the year ended November 30, 2017.

The ELA permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reductions or reimbursements were incurred and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%. As of November 30, 2017, the Adviser may in the future recover fee reductions and expense reimbursements totaling $374,014. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2018	$117,352
November 30, 2019	121,931
November 30, 2020	134,731
$374,014

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2018.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $700 for each Board meeting attended.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2017, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	58%
Victoria S. Cavallero	11%
Harry A. Papp	8%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2017, the Fund had 28.0% of the value of its net assets invested in securities within the Information Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Papp Investment Trust
and the Shareholders of Papp Small & Mid-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, a series of shares of beneficial interest in Papp Investment Trust (the “Fund”), including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Small & Mid-Cap Growth Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 25, 2018

PAPP SMALL & MID-CAP GROWTH FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2017) and held until the end of the period (November 30, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,095.00	$6.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	$6.33

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp Born: 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	President and Trustee since December 2011	Managing Partner of L. Roy Papp & Associates, LLP	1
*Rosellen C. Papp Born: 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
Jean C. Bingham Born: 1951 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since October 2016	Retired; Vice President, GreenPoint Financial (a holding company providing banking and mortgage services) from 1993-2004; President, GreenPoint Credit (a wholly owned subsidiary of GreenPoint Financial) from 2003-2004	1
Cynthia P. Hubiak Born: 1959 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	President and Chief Executive Officer, Arizona Society of CPAs	1
Carolyn P. O’Malley Born: 1947 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational, conservation and other grants) from 2001-2009	1

*

Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Harry A. Papp and Rosellen C. Papp are married.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:
Brian M. Riordan, CFA Born: 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since February 2012	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Gregory Smith, CFA Born: 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President Since January 2018	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Robert G. Dorsey Born: 1957 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President since November 2009	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Theresa M. Bridge Born: 1969 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer since January 2013	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC
Carol J. Highsmith Born: 1964 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary since April 2017	Assistant Vice President, Senior Attorney of Ultimus Fund Solutions, LLC since 2015; Vice President of Legal Administration of Huntington Asset Services, Inc. from 2005 to 2015
Julie A. Hein Born: 1962 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Chief Compliance Officer since February 2010	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-370-7277.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Cynthia P. Hubiak. Ms. Hubiak is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,500 and $12,500 with respect to the registrant’s fiscal years ended November 30, 2017 and 2016, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,200 and $2,000 with respect to the registrant’s fiscal years ended November 30, 2017 and 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2017 and 2016, aggregate non-audit fees of $2,200 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 31, 2018

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Financial Officer

Date	January 31, 2018

*	Print the name and title of each signing officer under his or her signature.